                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 7, 1998


                               ARDEN REALTY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         MARYLAND                        1-12193                 95-4578533
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


9100 WILSHIRE BOULEVARD, EAST TOWER, SUITE 700                     90212
           BEVERLY HILLS, CALIFORNIA
   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (310) 271-8600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 30, 1998, Arden Realty, Inc. (collectively with its subsidiaries, the "Company") completed a series of transactions to purchase six suburban office properties (the "Acquired Properties") totaling 1,014,614 rentable square feet. All the properties were purchased from unaffiliated entities.

9201 Sunset in West Hollywood, California contains 158,585 rentable square feet. The purchase price for the property was approximately $28,800,000 which was based on arm's-length negotiations. The property is presently 63.8% occupied at average rents of $31.64 per square foot. The property was purchased from Beverly Hills Medical Office Partners L.P., a Delaware limited partnership.

Activity Business Center in San Diego, California contains 167,045 rentable square feet. The purchase price for the property was approximately $14,900,000 which was based on arm's-length negotiations. The property is presently 97.7% occupied at average rents of $10.36 per square foot. The property was purchased from Activity Business Associates, LLC, a California limited liability company.

Sunset Pointe Plaza in Newhall, California contains 58,105 rentable square feet. The purchase price for the property was approximately $8,475,000 which was based on arm's-length negotiations. The property is presently 95.7% occupied at average rents of $21.06 per square foot. The property was purchased from SP Associates, Ltd., a California limited partnership.

9100 Wilshire in Beverly Hills, California contains 326,227 rentable square feet. The purchase price for the property was approximately $65,100,000 which was based on arm's-length negotiations. The property is presently 84.9% occupied at average rents of $19.10 per square foot. The property was purchased from Matterhorn USA, Inc., a Delaware corporation.

Westlake Gardens in Westlake Village, California contains 49,639 rentable square feet. The purchase price for the property was approximately $7,300,000 which was based on arm's-length negotiations. The property is presently 22.1% occupied at average rents of $23.85 per square foot. The property was purchased from Moshe Silagi and Andrea Silagi, Co-Trustees of the Silagi Family Trust, Conejo Business Park, LLC; a California limited liability company, Marin Corporate Center, LLC, a California limited liability company, Evergreen Plaza LLC, a California limited partnership, Hillside Corporate Center, LLC, a California limited liability company, Westlake Gardens, LLC, a California limited liability company.

1100 Glendon in Westwood, California contains 282,013 rentable square feet. The purchase price for the property was approximately $28,900,000 which was based on arm's-length negotiations. The property is presently 42.5% occupied at average rents of $24.81 per square foot. The property was purchased from Westwood Center, a California limited partnership.

To finance these acquisitions the Company used approximately $8,781,000 of working capital, borrowed $61,024,000 on its line of credit from a group of banks led by Wells Fargo Bank, borrowed $60,000,000 from an affiliate of Lehman Brothers and assumed two mortgage loans payable of approximately $8,244,000 and $15,426,000 secured by Activity Business Center and 1100 Glendon, respectively. The $60,000,000 mortgage note payable is secured by three other of the Company's properties.

Inclusive of these acquisitions, the Company's portfolio consists of 77 suburban office properties comprising 11,182,376 rentable square feet and 16 apartment units.

ITEM 5.  OTHER EVENTS

On January 12, 1998, the Company filed a Form S-3 Registration Statement (the "Registration Statement") with the Securities Exchange Commission to offer in one or more series, shares of its $.01 par value common stock with an aggregate public offering price of up to $1,000,000,000. The Registration Statement was declared effective on January 21, 1998 and on February 2, 1998, the Company filed a supplement to this Registration Statement, offering 17,000,000 shares of its common stock (the "Offering").

The Company has entered into a contract to acquire a portfolio of 50 primarily office and R&D/industrial properties (the "LBA Portfolio"), aggregating approximately 5.2 million rentable square feet for a purchase price of approximately $614.5 million, which was based on arm's-length negotiations. In connection with the acquisition of the LBA Portfolio, the Company will also issue warrants to purchase 2.5 million shares of the Company's common stock, at a price of $29.59 per share, subject to adjustment. The LBA Portfolio consists of 34 office properties containing approximately 3.6 million rentable square feet, 15 R&D/industrial properties containing approximately 1.5 million rentable square feet, and one retail property containing 144,225 rentable square feet, all located in Southern California. The Company intends to fund this acquisition in part with the proceeds from the Offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED.

ACQUIRED PROPERTIES

9201 SUNSET
                                                                       Page
                                                                       ----
Statement of Revenue and Certain Expenses:
  Report of Independent Auditors                                        F-1
  Statement of Revenue and Certain Expenses for the Year Ended
    December 31, 1996                                                   F-2
  Notes to Statement of Revenue and Certain Expenses                    F-3

ACTIVITY BUSINESS CENTER

  Statement of Revenue and Certain Expenses:
  Report of Independent Auditors                                        F-5
  Statement of Revenue and Certain Expenses for the Year Ended
    December 31, 1996                                                   F-6
  Notes to Statement of Revenue and Certain Expenses                    F-7


                                                                     Page
                                                                     ----
9100 WILSHIRE

Statement of Revenue and Certain Expenses:
  Report of Independent Auditors                                      F-9
  Statement of Revenue and Certain Expenses for the Year
    Ended December 31, 1996                                           F-10
  Notes to Statement of Revenue and Certain Expenses                  F-11

1100 GLENDON

Statement of Revenue and Certain Expenses:
  Report of Independent Auditors                                      F-13
  Statement of Revenue and Certain Expenses for the Year
    Ended December 31, 1996                                           F-14
  Notes to Statement of Revenue and Certain Expenses                  F-15

LBA PORTFOLIO

  1996 LBA OWNED PORTFOLIO

  Combined Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                    F-17
    Combined Statement of Revenues and Certain Expenses
      for the Year Ended December 31, 1996                            F-18
    Notes to Combined Statement of Revenue and Certain Expenses       F-19

  1996 CIGNA ACQUIRED PROPERTIES

  Combined Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                    F-21
    Combined Statement of Revenue and Certain Expenses
       for the Year Ended December 31, 1996                           F-22
    Notes to Combined Statement of Revenue and Certain Expenses       F-23

  1997 METLIFE ACQUIRED PROPERTIES

  Combined Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                    F-25
    Combined Statement of Revenue and Certain Expenses
      for the Year Ended December 31, 1996                            F-26
    Notes to Combined Statement of Revenue and Certain Expenses       F-27


                                                                       Page
                                                                       ----
  ONTARIO AIRPORT COMMERCE CENTER AND HUNTER BUSINESS PARK

  Combined Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-29
    Combined Statement of Revenue and Certain Expenses
       for the Year Ended December 31, 1996                             F-30
    Notes to Combined Statement of Revenue and Certain Expenses         F-31

  SORRENTO VALLEY SCIENCE PARK

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-33
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-34
    Notes to Statement of Revenue and Certain Expenses                  F-35

  HDS PLAZA

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-37
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-38
    Notes to Statement of Revenue and Certain Expenses                  F-39

  FOUNTAIN VALLEY PLAZA

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-41
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-42
    Notes to Statement of Revenue and Certain Expenses                  F-43

  HAVENGATE CENTER

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-45
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-46
    Notes to Statement of Revenue and Certain Expenses                  F-47

  VON KARMAN CORPORATE CENTER

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-49
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-50
    Notes to Statement of Revenue and Certain Expenses                  F-51

  CENTRELAKE PLAZA

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-53
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-54
    Notes to Statement of Revenue and Certain Expenses                  F-55

  150 EAST COLORADO

  Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                      F-57
    Statement of Revenue and Certain Expenses for the Year Ended
      December 31, 1996                                                 F-58
    Notes to Statement of Revenue and Certain Expenses                  F-59

                                                                          Page
                                                                          ----
  SDK PROPERTIES

  Combined Statement of Revenue and Certain Expenses:
    Report of Independent Auditors                                          F-61
    Combined Statement of Revenue and Certain Expenses
       for the Year Ended December 31, 1996                                 F-62
    Notes to Combined Statement of Revenue and Certain Expenses             F-63



(b) PRO FORMA FINANCIAL INFORMATION.

                                                                            Page
                                                                            ----

    Pro Forma Condensed Consolidated Balance Sheet as of
      September 30, 1997 (Unaudited)                                        F-66

    Pro Forma Condensed Consolidated Statements of Operations
       for the nine months ended September 30, 1997 (Unaudited)             F-67

    Pro Forma Condensed Consolidated Statement of Operations
      for the year ended December 31, 1996 (Unaudited)                      F-68

    Notes to the Pro Forma Condensed Consolidated Financial Statements
     (Unaudited)                                                            F-69



Exhibits

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of 9201 Sunset for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 9201 Sunset. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 9201 Sunset for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/  Ernst & Young LLP

Los Angeles, California
January 21, 1998

                                  9201 SUNSET

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)

Revenue:
  Rental........................................................     $3,357
  Tenant reimbursements.........................................         20
  Parking, net of expenses......................................        661
  Other.........................................................          5
                                                                     ------
   Total revenue................................................      4,043
                                                                     ------

Certain Expenses:
  Property operating and maintenance............................        769
  Real estate taxes.............................................        351
  Insurance.....................................................        212
                                                                     ------
   Total certain expenses.......................................      1,332
                                                                     ------
     Excess of revenue over certain expenses....................     $2,711
                                                                     ======

See accompanying notes to statement of revenue and certain expenses.

                                  9201 SUNSET

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1. Organization and Summary of Significant Accounting Policies

   Organization

   The accompanying statement of revenue and certain expenses include the operations of 9201 Sunset, an office building located in West Hollywood, California with approximately 158,585 of rentable square feet (the "Property") which was acquired for $28,800,000 on December 31, 1997 by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party.

   Basis of Presentation

   The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

   The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

   Revenue Recognition

   Rental revenue is recognized on a straight-line basis over the terms of the related leases.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  9201 SUNSET

                      For the Year Ended December 31, 1996




2. Future Minimum Lease Payments

   The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

          1997................................................  $ 2,735
          1998................................................    2,576
          1999................................................    1,935
          2000................................................    1,408
          2001................................................    1,026
          Thereafter..........................................    1,001
                                                                -------
                                                                $10,681
                                                                =======

   Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

   We have audited the accompanying statement of revenue and certain expenses of Activity Business Center for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of management of Activity Business Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

   In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Activity Business Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/ Ernst & Young LLP

Los Angeles, California
October 27, 1997

                            ACTIVITY BUSINESS CENTER

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
  Rental.........................................................    $1,489
  Tenant reimbursements..........................................        59
                                                                     ------
   Total revenue.................................................     1,548
                                                                     ------

Certain Expenses:
  Property operating and maintenance.............................       119
  Real estate taxes..............................................       110
  Insurance......................................................        24
                                                                     ------
   Total certain expenses........................................       253
                                                                     ------
     Excess of revenue over certain expenses.....................    $1,295
                                                                     ======

See accompanying notes to statement of revenue and certain expenses.

                            ACTIVITY BUSINESS CENTER

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1. Organization and Summary of Significant Accounting Policies

   Organization

   The accompanying statement of revenue and certain expenses include the operations of Activity Business Center, an office building located in San Diego, California with approximately 167,045 of rentable square feet (the "Property") which was acquired for $14,900,000 on January 5, 1998 by Arden Realty, Inc. (the "Company"), from a nonaffiliated third party.

   Basis of Presentation

   The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

   The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

   Revenue Recognition

   Rental revenue is recognized on a straight-line basis over the terms of the related leases.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            ACTIVITY BUSINESS CENTER

                      For the Year Ended December 31, 1996


2. Future Minimum Lease Payments

The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

    1997 ..................................................... $1,512
    1998 .....................................................  1,614
    1999 .....................................................  1,422
    2000 .....................................................  1,137
    2001 .....................................................    672
    Thereafter ...............................................    730
                                                               ------
                                                               $7,087
                                                               ======

      Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

     At December 31, 1996, two of the Property's tenants accounted for approximately 42% of the Property's aggregate annualized base rent.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of 9100 Wilshire for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of management of 9100 Wilshire. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 9100 Wilshire for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/  Ernst & Young LLP

Los Angeles, California
January 21, 1998

                                 9100 WILSHIRE

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
  Rental ........................................................... $4,690
  Tenant reimbursements ............................................    112
  Parking, net of expenses .........................................    813
                                                                     ------
   Total revenue ...................................................  5,615
                                                                     ------

Certain Expenses:
  Property operating and maintenance ...............................  1,747
  Real estate taxes ................................................    487
  Insurance ........................................................    432
                                                                     ------
   Total certain expenses ..........................................  2,666
                                                                     ------
     Excess of revenue over certain expenses ....................... $2,949
                                                                     ======

See accompanying notes to statement of revenue and certain expenses.

                                 9100 WILSHIRE

               NOTES TO STATEMENT OF REVEUE AND CERTAIN EXPENSES

                      For the Year Ended December 31 1996


1. Organization and Summary of Significant Accounting Policies

   Organization

   The accompanying statement of revenue and certain expenses include the operations of 9100 Wilshire, an office building located in Beverly Hills, California with approximately 326,227 rentable square feet (the "Property") which was acquired by Arden Realty, Inc. (the "Company"), on January 21, 1998 from a nonaffiliated third party for $65,100,000.

   Basis of Presentation

   The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

   The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

   Revenue Recognition

   Rental revenue is recognized on a straight-line basis over the terms of the related leases.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                 9100 WILSHIRE

                      For the Year Ended December 31 1996


2. Future Minimum Lease Payments

        The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

          1997................................................. $ 3,894
          1998.................................................   4,608
          1999.................................................   4,240
          2000.................................................   3,492
          2001.................................................   2,848
          Thereafter...........................................  11,574
                                                                -------
                                                                $30,656
                                                                =======

        Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses. At December 31, 1996, two of the Property's tenants accounted for approximately 28% of the Property's aggregate annualized base rent.

3. Rental Revenue

        As a tenant in the Property, the Company paid $156,000 in rental payments for the year ended December 31, 1996.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholders
Arden Realty, Inc.

        We have audited the accompanying statement of revenue and certain expenses of 1100 Glendon for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the owners of 1100 Glendon. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

        In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 1100 Glendon for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                 /s/   Ernst & Young LLP

Los Angeles, California
May 30, 1997

                                  1100 GLENDON

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)

Revenue:
  Rental .........................................................   $3,421
  Gain on lease termination ......................................      308
  Parking, net of expenses .......................................      342
  Other ..........................................................       42
                                                                     ------
   Total revenue .................................................    4,113
                                                                     ------

Certain Expenses:
  Property operating and maintenance..............................    1,279
  Real estate taxes...............................................      169
  Insurance.......................................................      160
                                                                     ------
   Total certain expenses.........................................    1,608
                                                                     ------
     Excess of revenue over certain expenses......................   $2,505
                                                                     ======

See accompanying notes to statement of revenue and certain expenses.

                                  1100 GLENDON

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1997

1. Organization and Summary of Significant Accounting Policies

        Organization

        The accompanying statement of revenue and certain expenses include the operations of 1100 Glendon, an office building located in Westwood, California with approximately 282,013 of rentable square feet (the "Property") which was acquired by Arden Realty, Inc. (the "Company"), on January 30, 1998 from a nonaffiliated third party for $28,900,000.

        Basis of Presentation

        The accompanying statement has been prepared to comply with rules and regulations of the Securities and Exchange Commission.

        The accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

        Revenue Recognition

        Rental revenue is recognized on a straight-line basis over the terms of the related leases.

        Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  1100 GLENDON

                      For the Year Ended December 31, 1997

2. Future Minimum Lease Payments

        The future minimum lease payments to be received under existing operating leases as of December 31, 1996, are as follows (in thousands):

          1997 ........................................... $1,853
          1998 ...........................................    909
          1999 ...........................................    499
          2000 ...........................................    294
          2001 ...........................................    192
          Thereafter .....................................    286
                                                           ------
                                                           $4,033
                                                           ======

        Office space in the Property is generally leased to tenants under lease terms which provide for the tenants to pay increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying combined statement of revenue and certain expenses of the 1996 LBA Owned Portfolio for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the 1996 LBA Owned Portfolio. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the properties.

    In our opinion, the combined statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the 1996 LBA Owned Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
September 10, 1997

                            1996 LBA OWNED PORTFOLIO

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental...........................................................   $ 9,952
    Tenant reimbursements............................................     1,092
    Parking, net of expenses.........................................       186
    Other............................................................       478
                                                                        --------
        Total revenue................................................    11,708
                                                                        --------

Certain Expenses:
    Property operating and maintenance...............................     3,552
    Real estate taxes................................................       959
    Insurance........................................................       523
                                                                        --------
        Total certain expenses.......................................     5,034
                                                                        --------
          Excess of revenue over certain expenses....................   $ 6,674
                                                                        ========

  See accompanying notes to combined statement of revenue and certain expenses.

                            1996 LBA OWNED PORTFOLIO

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying combined statement of revenue and certain expenses includes the combined operations of certain commercial real estate properties located in Southern California (the "Properties"), that were acquired in 1995 and 1996 by a group of affiliated owners (the "LBA Owners"). The Properties are part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden"). The Properties are as follows:

                                                          Southern               Approximate
                                                         California                Rentable
 Property Name                     Property Type          Location              Square Footage
 -------------                     -------------     -------------------        --------------
  5602 Bolsa.....................  Industrial/R&D...  Huntington Beach............   27,731
  5672 Bolsa.....................  Industrial/R&D...  Huntington Beach............   11,968
  5632 Bolsa.....................  Industrial/R&D...  Huntington Beach............   21,568
  Huntington Beach Plaza I & II..  Industrial/R&D...  Huntington Beach............   52,186
  10251 Vista Sorrento...........  Office...........  San Diego...................   69,386
  Tower Plaza I..................  Office...........  Temecula....................   72,350
  Tower Plaza II.................  Office...........  Temecula....................   19,301
  Tower Plaza III................  Office...........  Temecula....................   12,483
  Highlands I....................  Office...........  Temecula....................   26,856
  Highlands II...................  Office...........  Temecula....................   41,210
  600 Corporate Pointe...........  Office...........  Culver City.................  273,339
  5161 Lankershim................  Office...........  Los Angeles.................  178,317
  Tower Plaza Retail.............  Retail...........  Temecula....................  144,225
                                                                                    -------
                                                                                    950,920
                                                                                    =======

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission. The accompanying statement was prepared on a combined basis because the Properties will be acquired from a related group of sellers and the sellers owned each of the Properties for substantially all of 1996. There are no interproperty accounts to be eliminated.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Properties.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

                            1996 LBA OWNED PORTFOLIO

                      For the Year Ended December 31, 1996

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

            1997......................................... $10,795
            1998.........................................   9,442
            1999.........................................   7,664
            2000.........................................   7,082
            2001.........................................   6,444
            Thereafter...................................  16,196
                                                          -------
                                                          $57,623
                                                          =======

    The Properties are generally leased to tenants under terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS




Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying combined statement of revenue and certain expenses of the 1996 CIGNA Acquired Properties for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the 1996 CIGNA Acquired Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the properties.

    In our opinion, the combined statement of revenue and certain expenses present fairly, in all material respects, the combined revenue and certain expenses, as defined above, of the 1996 CIGNA Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                         1996 CIGNA ACQUIRED PROPERTIES

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental...........................................................  $11,181
    Tenant reimbursements............................................      289
    Parking, net of expenses.........................................        1
    Other............................................................       36
                                                                       -------
        Total revenue................................................   11,507
                                                                       -------

Certain Expenses:
    Property operating and maintenance...............................    3,359
    Real estate taxes................................................      836
    Insurance........................................................      545
                                                                       -------
        Total certain expenses.......................................    4,740
                                                                       -------
            Excess of revenue over certain expenses..................  $ 6,767
                                                                       =======

  See accompanying notes to combined statement of revenue and certain expenses.

                         1996 CIGNA ACQUIRED PROPERTIES

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying combined statement of revenue and certain expenses includes the combined operations of eight office properties located in Southern California (the "Properties") that were acquired in 1996 by a group of affiliated owners (the "LBA Owners"). The Properties are part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden"). The Properties are as follows:

                                            Southern     Approximate
                                           California      Rentable
               Property Name                Location    Square Footage
               -------------                --------    --------------
        1501 Hughes Way.................. Long Beach......... 77,060
        3901 Via Oro..................... Long Beach......... 53,195
        Camarillo Business Center........ Camarillo......... 154,216
        1503 South Coast................. Costa Mesa......... 60,605
        625 The City..................... Orange............ 139,806
        Orange Financial Center.......... Orange............ 305,439
        3300 Irvine Avenue............... Newport Beach...... 74,224
        Yorba Linda Business Park........ Yorba Linda....... 167,142
                                                           ---------
                                                           1,031,687
                                                           =========

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission. The accompanying statement was prepared on a combined basis because the Properties were acquired from a related group of sellers which are also affiliates of the owners of the LBA Portfolio. The Properties include the revenue and expense for both the period prior to the acquisition by the owners of the LBA Portfolio and the period subsequent to the acquisition date through December 31, 1996. There are no interproperty accounts to be eliminated.

    The accompanying statement is not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Properties.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

                         1996 CIGNA ACQUIRED PROPERTIES

                      For the Year Ended December 31, 1996

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

            1997............................................ $19,708
            1998............................................  16,321
            1999............................................  10,821
            2000............................................   8,045
            2001............................................   4,742
            Thereafter......................................   6,175
                                                             -------
                                                             $65,812
                                                             =======

    The Properties are generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

  We have audited the accompanying combined statement of revenue and certain expenses of the 1997 MetLife Acquired Properties for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the 1997 MetLife Acquired Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the properties.

  In our opinion, the combined statement of revenue and certain expenses present fairly, in all material respects, the combined revenue and certain expenses, as defined above, of the 1997 MetLife Acquired Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                        1997 METLIFE ACQUIRED PROPERTIES

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental...........................................................  $5,138
    Tenant reimbursements............................................   1,345
    Other............................................................      19
                                                                       ------
        Total revenue................................................   6,502
                                                                       ------

Certain Expenses:
    Property operating and maintenance...............................     938
    Real estate taxes................................................     365
    Insurance........................................................     164
                                                                       ------
        Total certain expenses.......................................   1,467
                                                                       ------
            Excess of revenue over certain expenses..................  $5,035
                                                                       ======

  See accompanying notes to combined statement of revenue and certain expenses.

                        1997 METLIFE ACQUIRED PROPERTIES

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying combined statement of revenue and certain expenses includes the combined operations of three commercial real estate properties located in Southern California (the "Properties") that were acquired in 1997 by a group of affiliated owners (the "LBA Owners"). The Properties are part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden"). The Properties are as follows:

                                                                     Approximate
                                                         Southern     Rentable
                                                        California     Square
     Property Name                    Property Type      Location      Footage
     -------------                    -------------      --------      -------
Savi Tech Center .................... Industrial/R&D... Yorba Linda .. 341,446
Skypark Office Plaza ................ Office .......... San Diego .... 202,164
Governor Park Plaza ................. Office .......... San Diego .... 104,065
                                                                       -------
                                                                       647,675
                                                                       =======

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission. The accompanying statement was prepared on a combined basis because the Properties were acquired from a related group of sellers which are also affiliates of the owners of the LBA Portfolio. There are no interproperty accounts to be eliminated.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Properties.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                        1997 METLIFE ACQUIRED PROPERTIES

                      For the Year Ended December 31, 1996

2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

         1997...............................................    $ 5,005
         1998...............................................      4,807
         1999...............................................      3,516
         2000...............................................      2,647
         2001...............................................      2,597
         Thereafter.........................................      7,102
                                                                -------
                                                                $25,674
                                                                =======

    The Properties are generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying combined statement of revenue and certain expenses of the Ontario Airport Commerce Center and the Hunter Business Park for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the Ontario Airport Commerce Center and Hunter Business Park. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the properties.

        In our opinion, the combined statement of revenue and certain expenses present fairly, in all material respects, the combined revenue and certain expenses, as defined above, of the Ontario Airport Commerce Center and Hunter Business Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

            ONTARIO AIRPORT COMMERCE CENTER AND HUNTER BUSINESS PARK

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental...........................................................  $1,707
    Tenant reimbursements............................................       6
    Other............................................................      25
                                                                       ------
        Total revenue................................................   1,738
                                                                       ------

Certain Expenses:
    Property operating and maintenance...............................     279
    Real estate taxes................................................     129
    Insurance........................................................      22
                                                                       ------
        Total certain expenses.......................................     430
                                                                       ------
          Excess of revenue over certain expenses....................  $1,308
                                                                       ======

  See accompanying notes to combined statement of revenue and certain expenses.

            ONTARIO AIRPORT COMMERCE CENTER AND HUNTER BUSINESS PARK

           NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying combined statement of revenue and certain expenses includes the combined operations of two office properties located in Southern California (the "Properties") that were acquired in 1997 by a group of affiliated owners (the "LBA Owners"). Both of the properties were acquired from a single seller. The Properties are part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Information on Ontario Airport Commerce Center and Hunter Business Park is as follows:

                                                Southern     Approximate
                                               California     Rentable
Property Name                                   Location    Square Footage
-------------                                   --------    --------------
Ontario Airport Commerce Center................  Ontario ..... 213,127
Hunter Business Park ..........................  Ontario ..... 106,782
                                                               -------
                                                               319,909
                                                               =======

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission. The accompanying statement was prepared on a combined basis because the Properties were acquired from a single seller. There are no interproperty accounts to be eliminated.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Properties.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

            ONTARIO AIRPORT COMMERCE CENTER AND HUNTER BUSINESS PARK

                      For the Year Ended December 31, 1996


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

           1997...............................................   $1,133
           1998...............................................      730
           1999...............................................      540
           2000...............................................      388
           2001...............................................      184
           Thereafter.........................................      181
                                                                 ------
                                                                 $3,156
                                                                 ======

    The Properties are generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS




Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of Sorrento Valley Science Park for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Sorrento Valley Science Park. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Sorrento Valley Science Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                          SORRENTO VALLEY SCIENCE PARK

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental............................................................   $1,567
    Tenant reimbursements.............................................       16
    Other.............................................................        3
                                                                         ------
        Total revenue.................................................    1,586
                                                                         ------

Certain Expenses
    Property operating and maintenance................................      261
    Real estate taxes.................................................      132
    Insurance.........................................................       15
                                                                         ------
        Total certain expenses........................................      408
                                                                         ------
            Excess of revenue over certain expenses...................   $1,178
                                                                         ======

      See accompanying notes to statement of revenue and certain expenses.

                          SORRENTO VALLEY SCIENCE PARK

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of Sorrento Valley Science Park, an office building located in San Diego, California with approximately 181,207 of rentable square feet (the "Property") that was acquired on February 20, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                          SORRENTO VALLEY SCIENCE PARK

                      For the Year Ended December 31, 1996



2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):


         1997....................................................  $1,626
         1998....................................................   1,687
         1999....................................................   1,689
         2000....................................................   1,664
         2001....................................................     683
         Thereafter..............................................     446
                                                                   ------
                                                                   $7,795
                                                                   ======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

     We have audited the accompanying statement of revenue and certain expenses of HDS Plaza for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of HDS Plaza. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

     In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of HDS Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                                   HDS PLAZA

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                        For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental..........................................................  $1,410
    Tenant reimbursements...........................................      50
    Other...........................................................       4
                                                                      ------
        Total revenue...............................................   1,464
                                                                      ------

Certain Expenses:
    Property operating and maintenance..............................     449
    Real estate taxes...............................................      80
    Insurance.......................................................      23
                                                                      ------
        Total certain expenses......................................     552
                                                                      ------
            Excess of revenue over certain expenses.................  $  912
                                                                      ======

      See accompanying notes to statement of revenue and certain expenses.

                                   HDS PLAZA

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of HDS Plaza, an office building located in San Bernardino, California with approximately 104,178 of rentable square feet (the "Property") that was acquired on June 11, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                   HDS PLAZA

                      For the Year Ended December 31, 1996



2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

        1997.................................................  $1,218
        1998.................................................   1,180
        1999.................................................     919
        2000.................................................     865
        2001.................................................     891
        Thereafter...........................................   2,837
                                                               ------
                                                               $7,910
                                                               ======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of Fountain Valley Plaza for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Fountain Valley Plaza. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Fountain Valley Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                              FOUNTAIN VALLEY PLAZA

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                        For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental.........................................................   $1,429
    Other..........................................................       36
                                                                      ------
        Total revenue..............................................    1,465
                                                                      ------

Certain Expenses:
    Property operating and maintenance.............................      488
    Real estate taxes..............................................       84
    Insurance......................................................       41
                                                                      ------
        Total certain expenses.....................................      613
                                                                      ------
            Excess of revenue over certain expenses................   $  852
                                                                      ======

      See accompanying notes to statement of revenue and certain expenses.

                              FOUNTAIN VALLEY PLAZA

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of Fountain Valley Plaza, an office building located in Fountain Valley, California with approximately 107,252 of rentable square feet (the "Property") which was acquired on May 28, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement is prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                             FOUNTAIN VALLEY PLAZA

                      For the Year Ended December 31, 1996


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

           1997..............................................  $1,408
           1998..............................................   1,359
           1999..............................................   1,359
           2000..............................................     976
           2001..............................................     915
           Thereafter........................................   1,966
                                                               ------
                                                               $7,983
                                                               ======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of Havengate Center for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Havengate Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Havengate Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                                HAVENGATE CENTER

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental.......................................................  $1,070
    Tenant reimbursements........................................       4
    Other........................................................       2
                                                                   ------
        Total revenue............................................   1,076
                                                                   ------

Certain Expenses:
    Property operating and maintenance...........................     238
    Real estate taxes............................................      46
    Insurance....................................................      44
                                                                   ------
        Total certain expenses...................................     328
                                                                   ------
            Excess of revenue over certain expenses..............  $  748
                                                                   ======

      See accompanying notes to statement of revenue and certain expenses.

                                HAVENGATE CENTER

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of Havengate Center, an office building located in Rancho Cucamonga, California with approximately 80,557 of rentable square feet (the "Property") that was acquired on August 28, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                HAVENGATE CENTER

                      For the Year Ended December 31, 1996


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

           1997..............................................  $  699
           1998..............................................     874
           1999..............................................     646
           2000..............................................     226
           2001..............................................     191
           Thereafter........................................     933
                                                               ------
                                                               $3,569
                                                               ======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS



Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of Von Karman Corporate Center for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Von Karman Corporate Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Von Karman Corporate Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                           VON KARMAN CORPORATE CENTER

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental...................................................  $4,364
    Tenant reimbursements....................................     345
    Other....................................................      33
                                                               ------
        Total revenue........................................   4,742
                                                               ------

Certain Expenses:
    Property operating and maintenance.......................   1,443
    Real estate taxes........................................     294
    Insurance................................................     113
                                                               ------
        Total certain expenses...............................   1,850
                                                               ------
          Excess of revenue over certain expenses............  $2,892
                                                               ======

      See accompanying notes to statement of revenue and certain expenses.

                           VON KARMAN CORPORATE CENTER

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of Von Karman Corporate Center, an office building located in Irvine, California with approximately 451,477 of rentable square feet (the "Property") that was acquired on September 10, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                           VON KARMAN CORPORATE CENTER

                      For the Year Ended December 31, 1996


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

          1997...............................................   $ 4,559
          1998...............................................     4,238
          1999...............................................     3,710
          2000...............................................     3,009
          2001...............................................     1,679
          Thereafter.........................................     1,845
                                                                -------
                                                                $19,040
                                                                =======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS




Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of Centrelake Plaza for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Centrelake Plaza. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Centrelake Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                                CENTRELAKE PLAZA

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                        For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental...................................................    $1,530
    Tenant reimbursements....................................       111
    Other....................................................        19
                                                                  -----
        Total revenue........................................     1,660
                                                                  -----

Certain Expenses:
    Property operating and maintenance.......................       365
    Real estate taxes........................................       125
    Insurance................................................        25
                                                                  -----
        Total certain expenses...............................       515
                                                                  -----
            Excess of revenue over certain expenses..........    $1,145
                                                                  =====


      See accompanying notes to statement of revenue and certain expenses.

                                CENTRELAKE PLAZA

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of Centrelake Plaza, an office building located in Ontario, California with approximately 110,763 of rentable square feet (the Property) that was acquired on July 31, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                CENTRELAKE PLAZA

                      For the Year Ended December 31, 1996


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

    1997.....................................................  $1,061
    1998.....................................................     912
    1999.....................................................     760
    2000.....................................................     497
    2001.....................................................     214
    Thereafter...............................................     517
                                                               ------
                                                               $3,961
                                                               ======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS




Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying statement of revenue and certain expenses of 150 East Colorado for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of 150 East Colorado. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

    In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of 150 East Colorado for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/ Ernst & Young LLP


Newport Beach, California
August 25, 1997

                                150 EAST COLORADO

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental....................................................  $798
    Tenant reimbursements.....................................     4
    Parking, net of expenses..................................     4
    Other.....................................................     1
                                                                ----
        Total revenue.........................................   807
                                                                ----

Certain Expenses:
    Property operating and maintenance........................   223
    Real estate taxes.........................................    81
    Insurance.................................................    11
                                                                ----
        Total certain expenses................................   315
                                                                ----
            Excess of revenue over certain expenses...........  $492
                                                                ====

      See accompanying notes to statement of revenue and certain expenses.

                                150 EAST COLORADO

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying statement of revenue and certain expenses reflects the operations of 150 East Colorado, an office building located in Pasadena, California with approximately 61,168 of rentable square feet (the "Property") which was acquired on July 29, 1997 by a group of affiliated owners (the "LBA Owners"). The Property is part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                150 EAST COLORADO

                      For the Year Ended December 31, 1996

2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

           1997..............................................  $  586
           1998..............................................     592
           1999..............................................     585
           2000..............................................     520
           2001..............................................     417
           Thereafter........................................     626
                                                               ------
                                                               $3,326
                                                               =======

    The Property is generally leased to tenants under lease terms which provide for the tenants to pay for increases in operating expenses in excess of specified amounts. The above future minimum lease payments do not include such payments for tenant reimbursements of operating expenses.

                         REPORT OF INDEPENDENT AUDITORS




Board of Directors and Stockholders
Arden Realty, Inc.

    We have audited the accompanying combined statement of revenue and certain expenses of the SDK Properties for the year ended December 31, 1996. This combined statement of revenue and certain expenses is the responsibility of the management of the SDK Properties. Our responsibility is to express an opinion on the combined statement of revenue and certain expenses based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the properties.

    In our opinion, the combined statement of revenue and certain expenses presents fairly, in all material respects, the combined revenue and certain expenses, as defined above, of the SDK Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                       /s/ Ernst & Young LLP


Newport Beach, California
November 23, 1997

                                 SDK PROPERTIES

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996
                                 (In thousands)


Revenue:
    Rental .................................................. $3,385
    Tenant reimbursements ...................................    329
    Other ...................................................      1
                                                              ------
        Total revenue .......................................  3,715
                                                              ------
Certain Expenses:
    Property operating and maintenance ......................     19
    Real estate taxes .......................................    240
    Insurance ...............................................    169
                                                              ------
        Total certain expenses ..............................    428
                                                              ------
           Excess of revenue over certain expenses .......... $3,287
                                                              ======

  See accompanying notes to combined statement of revenue and certain expenses.

                                 SDK PROPERTIES

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1996


1.  Organization and Summary of Significant Accounting Policies

    Organization

    The accompanying combined statement of revenue and certain expenses includes the combined operations of three commercial real estate properties located in Southern California (the "Properties") that were acquired on November 17, 1997 by a group of affiliated owners (the "LBA Owners"). All of the properties were acquired from a single seller. The Properties are part of the pending acquisition of the LBA Portfolio by Arden Realty, Inc. ("Arden").
The Properties are as follows:

                                  Southern                     Approximate
                                 California                      Rentable
Property Name                     Location                    Square Footage
-------------                     --------                    --------------
Panorama Corporate Center....... Kearny Mesa.................     133,245
Balboa Corporate Center......... Kearny Mesa.................      69,890
Ruffin Corporate Center......... Kearny Mesa.................      45,059
                                                                  -------
                                                                  248,194
                                                                  =======

    Basis of Presentation

    The accompanying statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission. The accompanying statement was prepared on a combined basis because the Properties were acquired from a single seller by the owners of the LBA Portfolio. There are no interproperty accounts to be eliminated.

    The accompanying statement is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Arden in the future operations of the Properties have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Properties.

    Revenue Recognition

    Rental revenue is recognized on a straight-line basis over the terms of the related leases.

    Use of Estimates

    The preparation of financial statements, in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                 SDK PROPERTIES

         NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES (Continued)

                      For the Year Ended December 31, 1996


2.  Future Minimum Lease Payments

    The future minimum lease payments to be received under existing operating leases as of December 31, 1996 are as follows (in thousands):

               1997........................................     $ 3,176
               1998........................................       3,308
               1999........................................       3,443
               2000........................................       3,528
               2001........................................       3,588
               Thereafter..................................      15,612
                                                                -------
                                                                $32,655
                                                                =======

    The Properties are generally leased to tenants under triple net lease terms which requires the tenants to pay for all operating expenses directly or through reimbursements. The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

    At December 31, 1996, the Properties were 100% leased to two tenants.

                               ARDEN REALTY, INC.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (unaudited)

     The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 is presented as if the following transactions had been consummated on September 30, 1997: (i) the acquisition of properties acquired subsequent to September 30, 1997 and prior to December 30, 1997 (the "Fourth Quarter 1997 Acquired Properties") (ii) the acquisition of the Acquired Properties and the LBA Portfolio; (iii) the closing of a 12-month, $375 million bridge loan facility (the "Bridge Facility"); and (iv) the completion of the Company's public offering of common stock (the "Offering") had been consummated on September 30, 1997.

        The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31,1996 are presented as if: (i) the consummation of the initial public offering (the "IPO") and related formation transactions in connection with the IPO, the prior offering of 13,750,000 shares of Common Stock (the "Prior Offering"), and the Offering; (ii) the acquisition of properties acquired during 1996 (the "1996 Acquisitions"); (iii) the acquisition of properties acquired between January 1, 1997 and December 30, 1997 (the "1997 Acquisitions"); (iv) the acquisition of the Acquired Properties and the LBA Portfolio; and (v) the closing of the Bridge Facility.

        The pro forma condensed consolidated financial statements assume
(i) no exercise of the underwriters option to acquire an additional 2,550,000 shares of common stock in the Offering, (ii) that the sellers of the LBA Portfolio do not exercise their right to receive up to $35 million of the purchase price in the form of OP Units and (iii) no refinancing of the Bridge Facility, which the Company expects will be refinanced within 12 months.

        The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position of the Company.

                               ARDEN REALTY, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1997

                                   (Unaudited)
                                 (In thousands)


                                                                      PROFORMA ADJUSTMENTS
                                             --------------------------------------------------------------------------
                                             FOURTH QUARTER
                                                 1997                                                                  ARDEN REALTY,
                                  ARDEN        ACQUIRED      ACQUIRED    OFFERING    BRIDGE         LBA                    INC.
                               REALTY, INC.  PROPERTIES(A) PROPERTIES(B)    (C)    FACILITY(D)  PORTFOLIO(E)  OTHER(F)  PRO FORMA
                               ------------  ------------- ------------- --------  -----------  ------------  --------  ---------
           ASSETS
Commercial office
  properties - net               $925,539      $245,775      $154,213                           $620,075                $1,945,602
Cash and cash equivalents           6,945        (4,702)       (8,781)   $459,775   $375,000    (596,000)   $(230,237)       2,000
Restricted cash                     4,000            --            --          --          --         --            --       4,000
Rents and other receivables         3,932         4,000            --          --          --         --            --       7,932
Mortgage notes receivable          14,392            --            --          --          --         --            --      14,392
  - net
Deferred rent                       8,033            --            --          --          --         --            --       8,033
Prepaid financing and
  leasing costs - net              10,996            --            --          --          --         --            --      10,996
Prepaid expenses and
  other assets                      4,264          (650)           --          --          --         --            --       3,614
                                 --------      --------      --------    --------    --------    -------     ---------  ----------
    Total assets                 $978,101      $244,423      $145,432    $459,775    $375,000    $24,075     $(230,237) $1,996,569
                                 ========      ========      ========    ========    ========    =======     =========  ==========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Mortgage loans payable           $180,000        57,200       83,670           --     375,000         --            --    $695,870
Unsecured lines of credit          45,900       135,000       61,024           --          --     20,000      (230,237)     31,687
Accounts payable and
  accrued expenses                 17,013            --           --           --          --         --            --      17,013
Security deposits                   5,986            --           --           --          --         --            --       5,986
Dividends payable                  14,177            --            --          --          --         --            --      14,177
                                 --------      --------      --------    --------    --------    -------     ---------  ----------
   Total liabilities              263,076       192,200       144,694          --     375,000     20,000      (230,237)    764,733
                                 --------      --------      --------    --------    --------    -------     ---------  ----------
Minority interest                  47,178        52,223           738          --          --         --            --     100,139

Stockholders' equity:
  Common stock                        354            --            --         170          --         --            --         524
  Additional paid-in capital      667,493            --            --     459,605          --      4,075            --   1,131,173
Retained earnings                      --            --            --          --          --         --            --          --
                                 --------      --------      --------    --------    --------    -------     ---------  ----------
    Total stockholders' equity    667,847            --            --     459,775          --      4,075            --   1,131,697
                                 --------      --------      --------    --------    --------    -------     ---------  ----------
    Total liabilities and
      stockholders' equity       $978,101      $244,423      $145,432    $459,775    $375,000    $24,075     $(230,237) $1,996,569
                                 ========      ========      ========    ========    ========    =======     =========  ==========

                               ARDEN REALTY, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

                                   (unaudited)
                      (in thousands, except per share data)

                                                         Pro Forma Adjustments
                                              ----------------------------------------------
                                              Pre-Acquisition    Acquired
                                                  Period        Properties
                                 Arden         for the 1997      and LBA            Other             Arden Realty,
                              Realty, Inc.    Acquisitions(H)  Portfolio(I)      Adjustments          Inc. Pro Forma
                              ------------    ---------------  ------------      -----------          --------------
REVENUE
  Rental                        $ 80,740          $40,756         $52,000         $   1,518(J)          $ 175,014
  Tenant reimbursements            3,593            2,269           2,930                --                 8,792
   Parking, net of expenses        5,267            1,681           1,585                --                 8,533
   Other                           1,451              300             461                --                 2,212
                                --------          -------         -------         ---------             ---------
                                  91,051           45,006          56,976             1,518               194,551
Other income                         563               --              --             1,685(K)              2,248
                                --------          -------         -------         ---------             ---------
   Total revenue                  91,614           45,006          56,976             3,203               196,799
                                --------          -------         -------         ---------             ---------

EXPENSES
   Property expenses              29,175           14,403          20,528             2,676(L)             66,782
   REIT general and
     administrative                2,828               --              --               922(M)              3,750
   Interest                       13,723               --              --            16,361(N)             30,084
   Loss on valuation of
     derivative                    3,111               --              --                --                 3,111
   Depreciation and
     amortization                 13,261               --              --            21,073(O)             34,334
                                --------          -------         -------         ---------             ---------
Total expenses                    62,098           14,403          20,528            41,032               138,061
                                --------          -------         -------         ---------             ---------

Income before
   minority interest              29,516           30,603          36,448           (37,829)               58,738
Minority interest                 (3,105)          (1,744)(Q)          --              (714)(P)            (5,563)
                                --------          -------         -------         ---------             ---------
Net income                      $ 26,411          $28,859         $36,448         $ (38,543)            $  53,175
                                ========          =======         =======         =========             =========

Weighted average common shares
   outstanding                    25,440                                                                   52,443
                                ========                                                                =========

Net income per
   common share                    $1.04                                                                    $1.01
                                ========                                                                =========

Supplemental net income
   per share reflecting the
   pro forma effects solely of
   the Offering and the
   acquisition of the LBA
   Portfolio(S)                                                                                             $1.01
                                                                                                        =========


                             See accompanying notes

                               ARDEN REALTY, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                   (unaudited)
                      (in thousands, except per share data)

                                                              PRO FORMA ADJUSTMENTS
                                    -----------------------------------------------------------------------------------
                                                 EQUITY IN
                         ARDEN         ARDEN     NET LOSS OF
                      REALTY, INC.  PREDECESSORS NONCOMBINED
                     CONSOLIDATED     COMBINED     ENTITIES   PRE-ACQUISITION                  ACQUIRED
                     OCT. 9, 1996   JAN. 1, 1996 JAN. 1, 1996  PERIOD FOR                      PROPERTIES                ARDEN
                          TO             TO           TO         THE 1996           1997        AND LBA      OTHER    REALTY, INC.
                     DEC. 31, 1996  OCT. 8, 1996 OCT. 8, 1996 ACQUISITIONS(G) ACQUISITIONS(H) PORTFOLIO(I) ADJUSTMENTS  PRO FORMA
                     -------------  ------------ ------------ --------------------------------------------------------  ---------
REVENUE
  Rental              $ 17,041       $ 32,287      $ 12,828      $23,095         $72,422        $60,492    $   4,837(J) $ 223,002
  Tenant
    reimbursements         803          2,031           243          733           3,400          4,343           --       11,553
  Parking, net of
    expenses             1,215          3,692           846        1,161           2,961          2,026           --       11,901
  Other                    375          1,125           357          606             562            662           --        3,687
                      --------       --------      --------      -------         -------        -------    ---------    ---------
                        19,434         39,135        14,274       25,595          79,345         67,523        4,837      250,143
  Other income             138          1,330            --           --              --             --        1,002(K)     2,470
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Total revenue           19,572         40,465        14,274       25,595          79,345         67,523        5,839      252,613
                      --------       --------      --------      -------         -------        -------    ---------    ---------

EXPENSES
  Property expenses      6,005         14,224         6,053       11,449          26,569         24,581        3,961(L)    92,842
  General and
    administrative         753          1,758            --           --              --             --        2,489(M)     5,000
  Interest               1,280         24,521         7,356           --              --             --        7,676(N)    40,833
  Depreciation and
    amortization         3,108          5,264         2,705           --              --             --       33,615(O)    44,692
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Total expenses          11,146         45,767        16,114       11,449          26,569         24,581       47,741      183,367
                      --------       --------      --------      -------         -------        -------    ---------    ---------

Equity in net (loss)
  of noncombined
  entities                  --           (336)          336           --              --             --           --           --
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Income (loss) before
  minority interest
  and extraordinary
  items                  8,426         (5,638)       (1,504)      14,146          52,776         42,942      (41,902)      69,246
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Minority interest         (993)           721          (721)          --          (2,299)(Q)         --       (3,492)(P)   (6,784)
                      --------       --------      --------      -------         -------        -------    ---------    ---------

Income (loss) before
  extraordinary items    7,433         (4,917)       (2,225)      14,146          50,477         42,942      (45,394)      62,462

Extraordinary (loss)
  gain on early
  extinguishment
  of debt, net
  of minority
  interests share      (13,105)         1,877            --           --              --             --       11,228(R)        --
                      --------       --------      --------      -------         -------        -------    ---------    ---------
Net (loss) income     $ (5,672)      $ (3,040)     $ (2,225)     $14,146         $50,477        $42,942    $ (34,166)   $  62,462
                      ========       ========      ========      =======         =======        =======    =========    =========

Weighted average
  common shares
  outstanding           21,680                                                                                             52,430
                      ========                                                                                          =========
Net (loss) income per
  common share          $(0.26)                                                                                             $1.19
                      ========                                                                                          =========

Supplemental net
  loss per share
  reflecting the
  pro forma effects
  solely of the
  Offering and the
  acquisition of the
  LBA Portfolio(S)                                                                                                       $   (.07)
                                                                                                                         =========

                             See accompanying notes.

                               ARDEN REALTY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (unaudited)


1.   ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

    The adjustments to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 are as follows:

A. Acquisition of the Fourth Quarter 1997 Acquired Properties with $5,352,000 of cash and deposits, a $4,000,000 receivable, proceeds of $57,200,000 from mortgage loans payable and $135,000,000 from the unsecured lines of credit, and the issuance of 822,400 operating partnership units with an approximate value of $24,723,000. The Company purchased a 75% interest in World Savings Center and has an option to purchase the remaining 25% interest beginning on March 15, 1998.

    Purchase price and actual and estimated additional closing costs of the Fourth Quarter 1997 Acquired Properties are as follows:

Fourth Quarter 1997 Acquired Properties                   Purchase Price
---------------------------------------                   --------------
Northpoint                                                $ 21,900,000
145 South Fairfax                                            7,400,000
Bernardo Regency                                             6,550,000
Thousand Oaks Portfolio                                     35,100,000
City Centre                                                 33,300,000
Wilshire Pacific Plaza                                      15,500,000
Glendale Corporate Center                                   15,325,000
World Savings Center*                                       83,200,000
                                                          ------------
   Total**                                                $218,275,000
                                                          ============

 *  Represents the Company's 75% interest plus additional acquisition costs.

** Including the consolidated 25% minority interest in the World Savings Center, additions to Commercial Office Properties-net totaled $245,775,000


B. Acquisition of the Acquired Properties with $8,781,000 of cash, proceeds of $83,670,000 from mortgage loans payable and $61,024,000 from the unsecured lines of credit.

    Purchase price and actual and estimated additional closing costs of the Acquired Properties are as follows:

Acquired Properties                                       Purchase Price
-------------------                                       --------------
9201 Sunset                                               $ 28,800,000
Activity Business Center                                    14,900,000
Sunset Pointe Plaza                                          8,475,000
9100 Wilshire                                               65,100,000
Westlake Gardens                                             7,300,000
1100 Glendon*                                               28,900,000
                                                          ------------
   Total**                                                $153,475,000
                                                          ============

 *  Represents the Company's 97.5% interest plus additional closing costs.

** Including the consolidated 2.5% minority interest in 1100 Glendon, additions to Commercial Office Properties - net totaled $154,213,000.

C. Sale of 17,000,000 shares of common stock at $28.50 per share in the Offering.

Gross proceeds from Offering                $484,500,000
Costs associated with the Offering           (24,725,000)
                                            ------------
                                            $459,775,000
                                            ============

Par value of common stock                   $    170,000
Additional paid in capital from
   proceeds from sale of common stock        459,605,000
                                            ------------
                                            $459,775,000
                                            ============

D. Closing of a $375,000,000 Bridge Facility in connection with acquisition of the LBA Portfolio.

E. Acquisition of the LBA Portfolio for approximately $616.0 million, including estimated closing costs of 1.5 million, with proceeds from the Offering and Bridge Facility. In connection with the acquisition of the LBA Portfolio, the Company will issue warrants to purchase 2.5 million shares of the Company's common stock with a value of approximately $4.1 million.

F. Partial repayment of the unsecured lines of credit with proceeds from the Offering.


2. ADJUSTMENTS TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

     The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 are set forth below:

                               ARDEN REALTY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (unaudited)
                                 (in thousands)

G. Represents the pre-acquisition period for the 17 properties acquired in 1996.

                                1996 ACQUISITIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                12501
                                 400                     Imperial     100        East                  10351               Grand
                             Corporate   5832    9665      Bank       West     Imperial     303        Santa      2730     Avenue
                               Pointe   Bolsa  Wilshire   Tower     Broadway    Highway   Glenoaks    Monica    Wilshire   Plaza
                               ------   -----  --------   -----     --------    -------   --------    ------    --------   ------
Revenue
   Rental                       $390     $80     $548     $1,351     $1,554     $1,387     $1,980     $1,134     $  960     $ --
   Tenant reimbursements         103      --       19         29        107         40         48         11         --       --
   Parking, net of expenses       28      10       58        124         88         66        129         99         43       --
   Other                          23      --       32         15         74          4        138          7         12       --
                                ----     ---     ----     ------     ------     ------     ------     ------     ------     ----
       Total revenues            544      90      657      1,519      1,823      1,497      2,295      1,251      1,015       --
Property expenses                123       8      203        574        581        578        956        551        451       --
                                ----     ---     ----     ------     ------     ------     ------     ------     ------     ----
Excess of revenue over
  certain expenses              $421     $82     $454     $  945     $1,242     $  919     $1,339     $  700     $  564     $ --
                                ====     ===     ====     ======     ======     ======     ======     ======     ======     ====

                                  Burbank
                                 Executive
                                 Plaza and                   Los
                                California                  Angeles       5200         Sumitomo     10350
                                  Federal      Center      Corporate      West           Bank       Santa
                                 Building     Promenade     Center       Century       Building     Monica       Total
                                 --------     ---------     ------       -------       --------     ------       -----
Revenue
   Rental                         $2,156       $2,097       $5,882       $ 1,021        $1,926       $629       $23,095
   Tenant reimbursements              --           51          128           115            79          3           733
   Parking, net of expenses          164           --           --            40           254         58         1,161
   Other                              --           --          288             2             9          2           606
                                  ------       ------       ------       -------        ------       ----       -------
Total revenues                     2,320        2,148        6,298         1,178         2,268        692        25,595
Property expenses                    976          982        2,881         1,188         1,070        327        11,449
                                  ------       ------       ------       -------        ------       ----       -------
Excess of revenue over
   certain expenses               $1,344       $1,166       $3,417       $   (10)       $1,198       $365       $14,146
                                  ======       ======       ======       =======        ======       ====       =======

H.   Represents the actual pre-acquisition result for the 1997 Acquisitions:


                             The 1997 Acquisitions
                      For the Year Ended December 31, 1996


                                                             Whittier
                                                             Financial
                                                             Clarendon
                                                   10780    Crest, and                    Noble      South
                                         535       Santa    California      6800       Professional   Bay        8383      Parkway
                                        Brand     Monica    Twin Centre  Owensmouth       Center     Centre    Wilshire    Center
                                        -----     -------   -----------  ----------    ------------   ------    --------    ------
Revenue
   Rental                               $ 707     $ 1,455       $ 5,580     $ 532           $ 794    $ 2,691     $ 6,628     $ 911
   Tenant reimbursements                   74          57           225        26               5        143          --        92
   Parking, net of expenses                90         136           228        --              51         --         832        --
   Other                                   --           2            15         5              --         26          31        --
                                        -----     -------       -------      ----           -----    -------     -------     -----
      Total revenues                      871       1,650         6,048       563             850      2,860       7,491     1,003
Property expenses                         459         417         1,757       485             347      1,270       2,867       276
                                        -----     -------       -------      ----           -----    -------     -------     -----
Excess of revenue
   over certain expenses                $ 412     $ 1,233       $ 4,291      $ 78           $ 503    $ 1,590     $ 4,624     $ 727
                                        =====     =======       =======      ====           =====    =======     =======     =====



                                                        1000
                                                      Town Center
                                        Centerpointe      and
                                          La Palma    Mariner Court
                                        ------------  -------------
Revenue
   Rental                                   $ 9,222       $ 3,798
   Tenant reimbursements                        797            93
   Parking, net of expenses                       9            --
   Other                                         38            --
                                            -------       -------
      Total revenues                         10,066         3,891
Property expenses                             2,834         1,350
                                            -------       -------
Excess of revenue
   over certain expenses                    $ 7,232       $ 2,541
                                            =======       =======


                                                                             Harbor              Carlsberg              South Bay
                                           Pacific      Crown       299    Corporate    1821     Corporate     120     Technology
                                          Gateway II    Cabot     Euclid     Center     Dyer      Center    Spalding     Center
                                          ----------    -----     ------   ---------    ----     ---------  --------   ----------
Revenue
   Rental                                  $ 3,355    $ 3,002     $  --      $ 776     $ 593      $ 1,679     $ 693       $ 985
   Tenant reimbursements                        87         71        --         --       133           30        55          25
   Parking, net of expenses                     --         --        --         --        --           61        46          --
   Other                                       144         41        --          5        --           19         8           1
                                           -------    -------      ----      -----     -----      -------     -----       -----
      Total revenues                         3,586      3,114        --        781       726        1,789       802       1,011
Property expenses                            1,205        897        --        246        92          713       429         371
                                           -------    -------      ----      -----     -----      -------     -----       -----
Excess of revenue
   over certain expenses                   $ 2,381    $ 2,217      $ --      $ 535     $ 634      $ 1,076     $ 373       $ 640
                                           =======    =======      ====      =====     =====      =======     =====       =====


                                             1370                    Foremost
                                            Valley    Renaissance  Professional             145 South  Bernardo
                                             Vista       Court        Center    Northpoint   Fairfax    Regency
                                            ------    -----------  ------------ ----------  ---------  ---------
Revenue
   Rental                                  $ 1,333      $ 1,422        $ 856    $ 2,809     $ 1,012     $ 666
   Tenant reimbursements                       116           46           12        229          45        12
   Parking, net of expenses                     --           --            5        172          51        --
   Other                                        --           --           --         --          --        --
                                             -----      -------        -----    -------       -----     -----
      Total revenues                         1,449        1,468          873      3,210       1,108       678
Property expenses                              537          296          144      1,073         400       191
                                             -----      -------        -----    -------       -----     -----
Excess of revenue
   over certain expenses                     $ 912      $ 1,172        $ 729    $ 2,137       $ 708     $ 487
                                             =====      =======        =====    =======       =====     =====


                                                                 Glendale
                                                                 Corporate
                                          Thousand               Center and      World
                                            Oaks        City      Wilshire      Savings
                                        Portfolio(1)   Centre   Pacific Plaza   Center    Total
                                        ------------   ------   -------------   ------    -----
Revenue
   Rental                                  $ 3,165    $ 3,366       $ 2,895    $ 11,497    $ 72,422
   Tenant reimbursements                        --        409           134         484       3,400
   Parking, net of expenses                     --         --           302         978       2,961
   Other                                         4        160            63          --         562
                                           -------    -------       -------     -------    --------
      Total revenues                         3,169      3,935         3,394      12,959      79,345
Property expenses                              720      1,578         1,504       4,111      26,569
                                           -------    -------       -------     -------    --------
Excess of revenue
   over certain expenses                   $ 2,449    $ 2,357       $ 1,890     $ 8,848    $ 52,776
                                           =======    =======       =======     =======    ========

(1) One of the six properties in the portfolio is included only as of July 18, 1996.

                Pre-Acquisition Period of the 1997 Acquisitions
                  For the Nine Months Ended September 30, 1997

                                                             Whittier
                                                             Financial
                                                             Clarendon
                                                   10780    Crest, and                  Noble       South
                                         535       Santa    California      6800     Professional    Bay        8383      Parkway
                                        Brand     Monica    Twin Centre  Owensmouth     Center      Centre    Wilshire    Center
                                        -----     ------    -----------  ----------     ------      ------    --------    ------
Revenue
   Rental                               $ 147     $ 402       $ 1,265       $ 153        $ 266      $ 764     $ 2,459     $ 410
   Tenant reimbursements                    3         4            51           1            1         32          --        22
   Parking, net of expenses                14        38            58          --           --         --         344        --
   Other rental operations                 --        --             3          --           --          3          32        --
                                         ----     -----         -----        ----        -----      -----     -------     -----
      Total revenues                      164       444         1,377         154          267        799       2,835       432
Property expenses                          98       120           395         121          129        304       1,127        88
                                         ----     -----         -----        ----        -----      -----     -------     -----
Excess of revenue over
   certain expenses                      $ 66     $ 324         $ 982        $ 33        $ 138      $ 495     $ 1,708     $ 344
                                         ====     =====         =====        ====        =====      =====     =======     =====



                                                         1000
                                                      Town Center
                                   Centerpointe           and
                                     La Palma        Mariner Court
                                     --------        -------------
Revenue
   Rental                            $ 3,712            $ 2,196
   Tenant reimbursements                 356                 59
   Parking, net of expenses                4                  5
   Other rental operations                69                  2
                                     -------            -------
      Total revenues                   4,141              2,262
Property expenses                      1,020                759
                                     -------            -------
Excess of revenue
   over certain expenses             $ 3,121            $ 1,503
                                     =======            =======

                                                                                                                       South
                                                                          Harbor              Carlsberg                 Bay
                                        Pacific      Crown       299    Corporate    1821     Corporate     120      Technology
                                       Gateway II    Cabot     Euclid     Center     Dyer      Center    Spalding      Center
                                       ----------  -------     ------   ---------   -----     ---------  --------    ----------
Revenue
   Rental                               $ 1,973    $ 1,871      $ --      $ 419     $ 371       $ 958     $ 435        $ 784
   Tenant reimbursements                    117         58        --         --        77          28        26           22
   Parking, net of expenses                  --         --        --         --        --          32        29           --
   Other                                     10          5        --         --        --          10         7            1
                                        -------    -------      ----      -----     -----       -----     -----        -----
      Total revenues                      2,100      1,934        --        419       448       1,028       497          807
Property expenses                           692        507        --        153        59         322       209          219
                                        -------    -------      ----      -----     -----       -----     -----        -----
Excess of revenue
   over certain expenses                $ 1,408    $ 1,427      $ --      $ 266     $ 389       $ 706     $ 288        $ 588
                                        =======    =======      ====      =====     =====       =====     =====        =====

                                             1370                    Foremost
                                            Valley    Renaissance  Professional             145 South  Bernardo
                                             Vista       Court        Center    Northpoint   Fairfax    Regency
                                            ------    -----------  ------------ ----------  ---------  --------
Revenue
   Rental                                    $ 736        $ 644        $ 761    $ 2,301       $ 748     $ 518
   Tenant reimbursements                       308           26            5        235          58         6
   Parking, net of expenses                     --           --           --        159          35        --
   Other                                         2            1            3          1           1        --
                                             -----        -----        -----    -------       -----     -----
      Total revenues                         1,046          671          769      2,696         842       524
Property expenses                              359          261          143        833         302       159
                                             -----        -----        -----    -------       -----     -----
Excess of revenue
   over certain expenses                     $ 687        $ 410        $ 626    $ 1,863       $ 540     $ 365
                                             =====        =====        =====    =======       =====     =====

                                                                  Glendale
                                                                  Corporate
                                         Thousand                Center and     World
                                           Oaks        City       Wilshire     Savings
                                         Portfolio    Centre    Pacific Plaza   Center     Total
                                         ---------   --------   -------------   ------    --------
Revenue
   Rental                                 $ 3,221    $ 2,709       $ 1,813     $ 8,720    $ 40,756
   Tenant reimbursements                       --        272           160         342       2,269
   Parking, net of expenses                    --         --           211         752       1,681
   Other                                        5        144             1          --         300
                                          -------    -------       -------     -------    --------
      Total revenues                        3,226      3,125         2,185       9,814      45,006
Property expenses                             692      1,110           894       3,328      14,403
                                          -------    -------       -------     -------    --------
Excess of revenue
   over certain expenses                  $ 2,534    $ 2,015       $ 1,291     $ 6,486    $ 30,603
                                          =======    =======       =======     =======    ========

                               ARDEN REALTY, INC.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                   (unaudited)
                                 (in thousands)

I.   Represents the actual results for the Acquired Properties and LBA
Portfolio.

                      Acquired Properties and LBA Portfolio
                      For the Year Ended December 31, 1996

                                     Activity  Sunset
                            9201     Business  Pointe    9100    Westlake     1100      LBA
                           Sunset     Center   Plaza   Wilshire   Gardens   Glendon  Portfolio   Total
                           -------   --------  ------  --------  --------   -------  ---------   -----
Revenue
   Rental                   $3,357   $1,489    $870     $4,690         --   $3,421   $46,665    $60,492
   Tenant reimbursements        20       59       6        112         --      308     3,838      4,343
   Parking, net of expenses    661       --      --        813         --      342       210      2,026
   Other                         5       --       7         --         --       42       608        662
                            ------   ------    ----     ------         --   ------   -------    -------
      Total revenues         4,043    1,548     883      5,615         --    4,113    51,321     67,523
Property expenses            1,332      253     324      2,666         --    1,608    18,398     24,581
                            ------   ------    ----     ------         --   ------   -------    -------
Excess of revenue over
   certain expenses         $2,711   $1,295    $559     $2,949         --   $2,505   $32,923    $42,942
                            ======   ======    ====     ======         ==   ======   =======    =======



                     Acquired Properties and LBA Portfolio
                  For the Nine Months Ended September 30, 1997


                                     Activity  Sunset
                            9201     Business  Pointe    9100    Westlake     1100      LBA
                           Sunset     Center   Plaza   Wilshire  Gardens    Glendon  Portfolio   Total
                           ------    --------  ------  --------  --------   -------  ---------   -----
Revenue
   Rental                   $2,790   $1,205    $796   $3,846         --     $2,835   $40,528    $52,000
   Tenant reimbursements        27       48       4       64         --         --     2,787      2,930
   Parking, net of expenses    554       --      --      744         --         --       287      1,585
   Other                        12        6       4       13         --         16       410        461
                            ------   ------    ----   ------         --     ------   -------    -------
      Total revenues         3,383    1,259     804    4,667         --      2,851    44,012     56,976
Property expenses            1,142      196     253    1,822         --      1,278    15,837     20,528
                            ------   ------    ----   ------         --     ------   -------    -------
Excess of revenue over
   certain expenses         $2,241   $1,063    $551   $2,845         --     $1,573   $28,175    $36,448
                            ======   ======    ====   ======         ==     ======   =======    =======

                                                           NINE MONTHS ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                                           ------------------       -----------------
J.  Decrease in rental revenue:
      Increase in rental revenue to adjust the  1996
        Acquisitions and the 1997
        Acquisitions to straightline rental revenue
        calculated as though the properties were
        purchased at January 1, 1996                              1,073                   2,792

      Increase in rental revenue to adjust the
        Acquired Properties and LBA Portfolio to
        straightline rental revenue calculated
        as though the properties were acquired at
        January 1, 1996.                                            445                    2,045
                                                                 ------                   ------
      Net increase in rental revenue                             $1,518                   $4,837
                                                                 ======                   ======

K.  Increase in other income:
      Decrease in other income to eliminate
        nonrecurring construction fees
        which would not have been realized by the
        Company and certain management fees that
        will not be earned.                                          --                   (1,253)

      Increase in other income relating to interest
        income from the mortgage notes receivable.                1,123                    1,506

      Increase in other income relating to the
        amortization of the discount on
        the mortgage notes receivable.                              344                      459

      Increase in interest income related to
        the note receivable from Forest City                        218                      290
                                                                 ------                   ------

      Net increase in other income                                1,685                    1,002
                                                                 ======                   ======

L.  Increase in property general and administrative expenses
      Increase in property general and administrative
        expenses related to additional property payroll
        costs relating to the 1997 Acquisitions for
        the nine months ended September 30, 1997 and the
        1996 Acquisitions, and 1997 Acquisitions for
        the year ended December 31, 1996.                         1,027                    1,762

      Increase in property general and administrative
        expenses related to additional property payroll
        costs relating to Acquired Properties and the
        LBA Portfolio for the nine months ended
        September 30, 1997 and year ended
        December 31, 1996.                                        1,649                    2,199
                                                                 ------                   ------
      Net increase in property general and
        administrative expenses.                                 $2,676                   $3,961
                                                                 ======                   ======

M. Increase in general and administrative expenses related to expected level of operations as a public real estate investment trust and the incremental increase relating to the management of additional properties.


                                                           NINE MONTHS ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                                           ------------------       -----------------
N.  Increase in interest expense:
    Decrease in interest expense due to
      repayment of mortgage loans and
      lines of credit                                           $(13,723)                $(33,157)

    Increase in interest expense related
      to the line of credit with an interest
      rate of LIBOR plus 1.45%                                     1,687                    2,250

    Increase in interest expense related
      to increases in secured mortgage
      loans and the closing of the Bridge
      Facility with fixed and variable
      interest rates ranging from 7% to 9.21%                     27,947                   37,330

    Increase in amortization of finance
      costs related to the line of credit
      and mortgage loans payable                                     450                    1,253
                                                                --------                 --------
    Net increase in interest expense                            $ 16,361                 $  7,676
                                                                ========                 ========

O.  Increase in depreciation expense:

    Increase in depreciation expense to reflect
      a full nine months of depreciation for the
      1997 Acquisitions for the nine months ended
      September 30, 1997 and a full year of depreciation
      for the 1996 Acquisitions and 1997 Acquisitions
      for the year ended December 31, 1996, utilizing a
      40 year useful life for buildings and a 10 year
      useful life for improvements                              $  8,542                 $ 16,778

    Increase in depreciation expense to reflect a full
      nine months of depreciation for the Acquired
      Properties and LBA Portfolio for the nine months
      ended September 30, 1997 and year ended December 31,
      1996 utilizing a 40 year useful life for buildings
      and a 10 year useful life for improvements.                 12,531                   16,707


    Increase in depreciation due to the fair value
      of consideration paid in excess of book
      value of interests in properties acquired from
      nonaffiliates in connection with the completion
      of the IPO                                                      --                      130
                                                                --------                 --------
     Net increase in depreciation expense                       $ 21,073                 $ 33,615
                                                                ========                 ========


P. To reflect adjustment for minority interest of 6.7% for the nine months ended September 30, 1997 and year ended December 31, 1996, in the Operating Partnership.

Q.  To reflect Forest City's 25% interest in World Savings Center.

R.  To eliminate net extraordinary loss related to early extinguishment of debt.

S.  Additional pro forma net income per share information is included below.

     The following table sets forth the pro forma effects of solely the Offering and the purchase of the LBA Portfolio (in thousands, except per share data):

                                                           NINE MONTHS ENDED           YEAR ENDED
                                                           SEPTEMBER 30, 1997       DECEMBER 31, 1996
                                                           ------------------       -----------------
Historical net income                                           $26,411                  $(5,672)
Arden Predecessors combined net loss                                 --                   (3,040)
Pro forma net income of the LBA Portfolio, net
 of interest expense from the Bridge Facility                     7,821                    6,051
                                                                --------                 --------
                                                                 34,232                   (2,661)
                                                                ========                 ========
Common Stock outstanding, on a historical basis                  25,440                   21,680
Common Stock issued in the Offering to
 purchase the LBA Portfolio                                       8,911                    8,911
                                                                --------                 --------
                                                                 34,351                   30,591
                                                                ========                 ========
Net income (loss) per share reflecting the proforma
 effects of the Offering and purchase of the
 LBA Portfolio                                                     1.00                     (.09)
                                                                ========                 ========

(C)  EXHIBITS.


10.1 Purchase and Sale Agreement and Joint Escrow Instructions by and between Beverly Hills Medical Office Partners L.P., a Delaware limited partnership, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.2 Agreement of Purchase and Sale and Joint Escrow Instructions by and between Activity Business Associates, LLC. , a California limited liability company, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.3 First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions by and between Activity Business Associates, LLC., a California limited liability company, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.4 Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions by and between Activity Business Associates, LLC., a California limited liability company, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.5 Assumption Agreement by and among LaSalle National Bank, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1, Activity Business Associates, LLC, A California limited liability company, Activity Business Center, L.P., a Delaware limited partnership, William G. Bloodgood, David P. Mileski, Russell A. Ries, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.6 Guaranty by Arden Realty Limited Partnership, a Maryland limited partnership in favor of LaSalle National Bank, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-through Certificates, Series 1996-WF1.

10.7 Hazardous Material Indemnity Agreement by Arden Realty Limited Partnership, a Maryland limited partnership, to LaSalle National Bank, as trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1996-WF1.

10.8 Agreement of Purchase and Sale and Joint Escrow Instructions by and between SP Associates, Ltd., a California limited partnership and Arden Realty Limited Partnership, a Maryland limited partnership.

10.9 Purchase and Sale Agreement and Joint Escrow Instructions by and between Matterhorn U.S.A, Inc., a Delaware corporation, and Arden Realty
        Limited Partnership, a Maryland limited partnership.

10.10 First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions by and between Moshe Silagi and Andrea Silagi, Co-Trustees of the Silagi Family Trust, Conejo Business Park, LLC., a California limited liability company, Marin Corporate Center LLC, a California limited liability company, Evergreen Plaza LLC, a California limited partnership, Hillside Corporate Center, LLC, a California limited liability company, Westlake Gardens, LLC, a California limited liability company, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.11 Agreement to Contribute Capital and Escrow Instructions by and between Westwood Center, a California limited partnership, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.12 Addendum to Agreement to Contribute Capital and Escrow Instructions by and between Westwood Center, a California limited partnership, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.13 Second Addendum Agreement to Contribute Capital and Escrow Instructions by and between Westwood Center, a California limited partnership, and Arden Realty Limited Partnership, a Maryland limited partnership.

10.14 Third Addendum Agreement to Contribute Capital and Escrow Instructions by and between Westwood Center, a California limited partnership, and Arden Realty Limited Partnership, a Maryland limited partnership.

23.1    Consent of Independent Auditors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ARDEN REALTY, INC.


Date:   February 2, 1998            By:  /s/ DIANA M. LAING
                                        ----------------------------
                                             Diana M. Laing
                                             Chief Financial Officer